UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report April 15, 2000

Mirador Diversified Services, Inc.

Item 1.
Changes in Control of Registrant

On April 13,2000 TCT Financial Group B, Inc., a Nevada corporation (TCT), acquired all of the capital stock of Mirador Diversified Services (Mirador) a privately held Nevada corporation from John Jones, Linda Raynell, Cole Henry, T.L. Byrd and the remaining shareholders of Mirador (collectively, the "Mirador Shareholders") for 20,965,700 shares of newly-issued common stock, $ 0.001par value per share( the shares) of TCT. The MIRADOR shareholders are the owners of
83.86 % of the outstanding shares. The stock purchase agreement is attached to this form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 2.
On April 13, 2000, TCT acquired all the capital stock of Mirador Diversified Services, Inc. from the Mirador shareholders for 20,965,700 shares. Mirador, located in Virginia Beach, VA is mortgage banking company offering financial services for an Internet based web site as well as conventional methods . Mirador is now being operated as a subsidiary of TCT.

Item 3.
No Bankruptcy or Receivership

Item 4.
Change in Registrant's Certifying Accountant
A new independent accountant has been engaged as principal accountant to audit financial statements. Rudolph Pallitz, LLC, 1777 Sentry Parkway, Bublin Hall, Blue Bell, PA 01422, 215-641-8600, fax 215-641-8680, CPA Bill Moscola.

Item 5.
Other Events
None

Item 6.
Resignation of Registrant's Directors.

Item 7.
Financial Statements and Exhibits.
Listed below the financial statements, pro forma financial information and exhibits.

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Item 8.

Change in Fiscal Year.
Board of Directors voted to change the fiscal year form that used in the most recent filing with the Commission to March 31.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Mirador Diversified Services, Inc.


Date: 15, 2000                      /s/ JOHN EDWARD JONES
                                    -------------------------------------------
                                    By John Edward Jones,
                                    Chief Executive Officer


                                       1
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                                      INDEX



ARTICLE I -- SALE AND TRANSFER OF STOCK

      1.1     TCT Stock...................................................... 5
      1.2     Purchase Price................................................. 6
      1.3     Spin-off of Operating Divisions................................ 6
      1.4     TCT Distribution............................................... 6


ARTICLE II -- REPRESENTATIONS AND WARRANTIES OF Mirador Diversified Services

      2.1     Valid Corporate Existences; Qualification...................... 6
      2.2     Capitalization................................................. 7
      2.3     Subsidiaries................................................... 7
      2.4     Consents....................................................... 7
      2.5     Title to Mirador Diversified Services Stock, etc............... 7
      2.6     Financial Statements, etc...................................... 7
      2.7     Liabilities.................................................... 7
      2.8     Actions Since Mirador Diversified Services Balance Sheet Date.. 8
      2.9     Adverse Developments........................................... 8
      2.10    Taxes.......................................................... 8
      2.11    Ownership of Assets; Trademarks, etc........................... 8
      2.12    Litigation; Compliance with Law................................ 8
      2.13    Real Property.................................................. 8
      2.14    Agreements and Obligations; Performance........................ 9
      2.15    Permits and Licenses........................................... 9
      2.16    Salary Information............................................. 9
      2.17    Employee Benefit Plans.........................................10
      2.18    No Breach......................................................10
      2.19    Brokers........................................................10
      2.20    Untrue or Omitted Facts........................................10


ARTICLE III -- REPRESENTATIONS AND WARRANTIES OF TCT

      3.1     Valid Corporate Existence; Qualification.......................11
      3.2     Capitalization.................................................11
      3.3     Subsidiaries...................................................11
      3.4     Consents.......................................................11
      3.5     Corporate Authority............................................11
      3.6     Financial Statements, etc......................................11
      3.7     Liabilities... ................................................11
      3.8     Actions Since TCT Balance Sheet Date...........................12
      3.9     Adverse Developments...........................................12
      3.10    Taxes..........................................................12
      3.11    Ownership of Assets............................................12

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      3.12    Litigation; Compliance with Law ...............................13
      3.13    Insurance......................................................13
      3.14    Permits and Licenses...........................................13
      3.15    Real Property..................................................13
      3.16    Agreements and Obligations; Performance........................13
      3.17    Banking Arrangements...........................................14
      3.18    Salary Information.............................................14
      3.19    Employment Benefit Plans.......................................14
      3.20    No Breach......................................................14
      3.21    Brokers........................................................14
      3.22    Untrue or Omitted Facts........................................14


ARTICLE IV -- PRE-CLOSING COVENANTS

      4.1     TCT and Mirador Diversified Services Covenants.................15


ARTICLE V -- CONDITIONS PRECEDENT TO THE OBLIGATION OF TCT TO CLOSE

      5.1     Representations and Warranties.................................15
      5.2     Covenants......................................................15
      5.3     Employee Contracts.............................................16
      5.4     No Actions.....................................................16
      5.5     Consents; Licenses and Permits.................................16
      5.6     Certificate....................................................16
      5.7     Additional Documents...........................................16
      5.8     Approval of Counsel............................................16


ARTICLE VI -- CONDITIONS PRECEDENT TO THE OBLIGATION OF
Mirador Diversified Services AND THE STOCKHOLDERS TO CLOSE

      6.1     Representations and Warranties.................................16
      6.2     Covenants......................................................16
      6.3     No Actions.....................................................16
      6.4     Consents; Licenses and Permits.................................16
      6.5     Certificate....................................................17
      6.6     Additional Documents...........................................17
      6.7     Approval of Counsel............................................17


ARTICLE VII -- CLOSING

      7.1     Location.......................................................17
      7.2     Items to be delivered by Mirador Diversified Services
              and its Stockholders...........................................17
      7.3     Items to be delivered by TCT...................................17
      7.4     Other Items to be delivered by TCT.............................17

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ARTICLE VIII -- SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

      8.1     Survival. .....................................................17
      8.2     Indemnification................................................17
      8.3     Defense of Claims..............................................18
      8.4     Rights Without Prejudice.......................................18


ARTICLE IX -- TERMINATION AND WAIVER

      9.1     Termination....................................................18
      9.2     Waiver.........................................................18


ARTICLE X -- MISCELLANEOUS PROVISIONS

      10.1    Expenses.......................................................19
      10.2    Confidential Information.......................................19
      10.3    Modification, Termination or Waiver............................19
      10.4    Publicity......................................................19
      10.5    Notices........................................................19
      10.6    Binding Effect and Assignment..................................20
      10.7    Entire Agreement...............................................20
      10.8    Exhibits.......................................................20
      10.9    Governing Law..................................................20
      10.10   Counterparts...................................................20
      10.11   Section Headings...............................................20

      Schedule of Exhibits

                      AGREEMENT AND PLAN OF REORGANIZATION


AGREEMENT AND PLAN OF REORGANIZATION dated March 7, 2000 (The Agreement) by and among TCT Financial Group B, Inc a Nevada Corporation (TCT) and Mirador Diversified Services, Inc, a Nevada Corporation ("Mirador"). The TCT stockholders desire to acquire 100% of the issued and outstanding shares of capital stock of Mirador Diversified Services, Inc. ("Mirador Diversified Services") in a tax-free reorganization within the meaning of Section 368
(a)(1)(B) of the Internal Revenue Code of 1986 (the "Reorganization"). Upon completion of such tax free reorganization Mirador Diversified Services shall, subject to the terms and conditions of this Agreement and Plan of Reorganization, effect a change of the domicile reflecting the merger of Mirador Diversified Services and TCT may effect a name change a further change of the symbol used to identify the corporation for the purpose of trading the corporation's securities.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived hereby and the representations, warranties, covenants and agreements herein contained, and in certain of the schedules attached hereto TCT, Mirador Diversified Services and the Mirador Diversified Services Stockholders agree as follows:


ARTICLE I--Sale and Transfer of Stock.

         1.1 TCT Stock. Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as hereinafter defined in Section 7.1), TCT shall sell, transfer and deliver to Mirador Diversified Services and Mirador Diversified Services shall acquire all of the shares of Common Stock of TCT Financial Group B, Inc., (the "TCT Stock"), free and clear of all liens, pledges, encumbrances, charges and claims thereon, as follows: at Closing Twenty Five Million TCT shares shall be delivered to the Mirador Diversified Services Inc, shareholders and certificates for the TCT shares shall be delivered to Scott N. Alperin Attorney at Law 5th Floor, Pembroke One Building, Virginia Beach, VA 23462 as Escrow Agent, to be delivered to the Mirador Diversified Services shareholders upon satisfaction of the conditions precedent to the closing.. The capitalization of TCT is set forth and described in Schedule 1 hereto. Certificates evidencing the TCT Stock and or other evidence of ownership where stock certificates have not been formally issued, will be delivered to Mirador Diversified Services duly endorsed in blank or accompanied by appropriate stock powers and/or transmittal forms, endorsed in blank. Such certificates and or other evidence of ownership shall also be accompanied by evidence satisfactory to Mirador Diversified Services of TCT's payment of any applicable transfer taxes.

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

         1.2 Purchase Price. Upon the sale, transfer and delivery to Mirador Diversified Services by TCT of the TCT Stock as set forth in Section 1.1, and in consideration therefore, Mirador Diversified Services shall deliver to TCT certificates evidencing an aggregate of Twenty Five Million shares of Common Stock, par value one tenth of a mil, of Mirador Diversified Services (the "Mirador Stock") in the names and denominations as set forth on Schedule 2 hereto.


         1.3 Shareholder Voting. Upon receipt of written notice that Mirador Diversified Services wishes to either spin-off or reclaim its securities under
1.3 and until TCT distributes the capital stock of Mirador Diversified Services as provided in Section 1.3, John Edward Jones shall have the sole and exclusive right to vote the shares of capital stock issued to the shareholders of the Mirador Diversified Services.


         1.4 Restrictions on Mirador Diversified Services Shareholders. Until the commitments of Section 1.3(c) are satisfied in full, Mirador Diversified Services shareholders agree not to sell or otherwise dispose of any of the TCT Shares.


ARTICLE II --Representations and Warranties of Mirador Diversified Services.

         Mirador Diversified Services and John Edward Jones as President of Mirador Diversified Services, make the following representations and warranties to TCT each of which shall be deemed material. (TCT in executing, delivering and consummating this Agreement, has relied and will rely upon the correctness and completeness of each of such representations and warranties):

         2.1 Valid Corporate Existences; Qualification. Mirador Diversified Services is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Mirador Diversified Services has the corporate power to carry on its business as now conducted and to own its assets. Mirador Diversified Services is qualified to conduct business in any other jurisdiction, there being no jurisdiction in which failure to qualify would have a material adverse effect on Mirador Diversified Services, and its assets, properties or business, and there has not been any claim by any other jurisdiction to the effect that Mirador Diversified Services is required to qualify or otherwise be authorized to do business as a foreign corporation therein. A copy of Mirador Diversified Services's Certificate of Incorporation (certified by the appropriate official of the State of Nevada) and By-laws (certified by Mirador Diversified Service's Secretary), as amended to date, which will be delivered to TCT at or prior to the Closing, are true and complete copies of those documents as now in effect. The minute books of Mirador Diversified Services contain accurate records of all meetings of its Board of Directors, and stockholders since its incorporation, and accurately reflect all transactions referred to therein.

         2.2 Capitalization. The authorized capital stock of Mirador Diversified Services consists of Twenty Fifty Million shares of Common Stock, par value, one tenth of a mill , of which Twenty Five Million shares are issued and outstanding. All of such shares of Common Stock are duly authorized and validly issued and outstanding, fully paid and non-assessable. There are no subscriptions, options, warrants, rights or calls or other commitments or agreements to which Mirador Diversified Services is a party or by which it is bound, calling for the issuance, transfer, sale or other disposition of any class of securities of Mirador Diversified Services. There are no outstanding securities of Mirador Diversified Services convertible or exchangeable, actually or continently, into shares of Common Stock or any other securities of Mirador Diversified Services.

         2.3 Subsidiaries. Mirador Diversified Services has no subsidiaries, except for United Mortgagee, Inc..

         2.4 Consents. There are no consents of governmental and other regulatory agencies, foreign or domestic, and of other parties required to be received by or on the part of Mirador Diversified Services, or the Mirador Diversified Services Stockholders to enable each of such persons to enter into and carry out this Agreement in all material respects.

         2.5 Title to Mirador Diversified Services Stock, etc. Mirador Diversified Services has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Mirador Diversified Services and no other corporate proceedings on the part of Mirador Diversified Services are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of Mirador Diversified Services and the Mirador Diversified Services Stockholders and is enforceable in accordance with its terms. The Mirador Diversified Services Stockholders are, and at the Closing will be the sole record and beneficial owners of the respective shares of Mirador Diversified Services Stock held by them, free and clear of all liens, charges, encumbrances and claims. The Mirador Diversified Services Stockholders have, and at the Closing will have, good and marketable title to their respective shares of Mirador Diversified Services Stock and subject to pertinent federal and state rules and regulations, pertaining to the sale of unregistered securities, the absolute and unqualified right to sell, transfer and deliver the Mirador Diversified Services Stock to TCT. The delivery of the Mirador Diversified Services Stock to TCT at the Closing pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of all manner of liens, pledges, encumbrances, charges and claims.

         2.6 Financial Statements. Etc. The balance sheet for Mirador Diversified Services for 12 months ended December, 1999, a copy of which shall delivered to TCT within 15 days of the date hereof shall fairly present the financial position of Mirador Diversified Services as of said date.

         2.7 Liabilities. As at December 31, 1999 (the Mirador Diversified Services Balance Sheet Date) and as of the date hereof, Mirador Diversified Services had no material debts, liabilities or obligations, contingent or absolute, in excess of $1,000, other than those debts, liabilities and obligations reflected or reserved against in Mirador Diversified Service's Balance Sheet at the Mirador Diversified Services Balance Sheet Date, except those arising in the ordinary and usual course of its business.

         2.8 Actions Since Mirador Diversified Services Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by, this Agreement, since the Mirador Diversified Services Balance Sheet Date, Mirador Diversified Services has not: (i) issued or sold, or agreed to issue or sell any of its capital stock or options, warrants, rights or calls to purchase such stock, any securities convertible or exchangeable into such capital stock or other corporate securities, or effected any subdivision or other re-capitalization affecting its capital stock; (ii) incurred any material obligation or liability, absolute or contingent, except those arising in the ordinary and usual course of its business; (iii) discharged or satisfied any lien or encumbrance, except in the ordinary and usual course of business, or paid or satisfied any liability, absolute or contingent, other than liabilities as at the Mirador Diversified Services Balance Sheet Date and current liabilities incurred since the Mirador Diversified Services Balance Sheet Date in the ordinary and usual course of business; (iv) made any wage or salary increases or granted any bonuses other than wage and salary increases and bonuses granted in accordance with its normal salary increase and bonus policies; (v) mortgaged, pledged or subjected to any lien, pledge, charge or other encumbrance any of its properties or assets, or permitted any of its property or assets to be subjected to any lien or other encumbrance, except in the ordinary and usual course of business; (vi) sold, assigned or transferred any of its properties or assets, except in the ordinary and usual course of business; (vii) entered into any transaction or course of conduct not in the ordinary and usual course of business; (viii) waived any rights of substantial value, or canceled, modified or waived any indebtedness for borrowed money held by it, except in the ordinary and usual course of business; (ix) declared, paid or set aside any dividends or other distributions or payments on its capital stock, or redeemed or repurchased, or agreed to redeem or repurchase, any shares of its capital stock; (x) made any loans or advances to any person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any person; or (xi) incurred any indebtedness for borrowed money (except for endorsement, for collection or deposit of negotiable instruments received in the ordinary and usual course of business).

         2.9 Adverse Developments. Since the Mirador Diversified Services Balance Sheet Date, there have been no material adverse changes in the assets, properties, operations or financial condition of Mirador Diversified Services, and no event has occurred which could be reasonably expected to have a materially adverse effect upon the business of Mirador Diversified Services and the Mirador Diversified Services Stockholders, after reasonable inquiry, do not know of any development of a nature that is, or which could be reasonably expected to have a materially adverse effect upon the respective business of Mirador Diversified Services or upon any of its assets, properties, operations or financial condition, including, without limitation, the loss of any licenses or permits, suppliers, customers or employees, which loss would be of a materially adverse nature.

         2.10 Taxes. All taxes, including without limitation, income property, sales, use, franchise, capital stock, excise, employees income, withholding, social security and unemployment taxes imposed by the United States, or any state, have been paid or Otherwise provided for.

         2.11 Ownership of Assets; Trademarks. Etc. Mirador Diversified Services owns outright, and has good and marketable title to all of its assets, properties and businesses (including all assets reflected in the Mirador Diversified Services Balance Sheets, except as the same may have been disposed of in the ordinary course of business since the Mirador Diversified Services Balance Sheet Date), free and clear of all liens, mortgages, pledges, conditional sales agreements, restrictions on transfer or other encumbrances or changes.

         2.12 Litigation; Compliance with Law. There are no actions, suits, proceedings or governmental investigations relating to Mirador Diversified Services or its properties, assets or business pending or, to the knowledge of Mirador Diversified Services and the Mirador Diversified Services Stockholders after reasonable inquiry, threatened, or any order, injunction, award or decree outstanding, against Mirador Diversified Services or against or relating to its properties assets or business; and neither Mirador Diversified Services, nor the Mirador Diversified Services Stockholders, after reasonable inquiry, knows of any basis for any such actions, suits or proceedings within the past two (2) years or any such governmental investigations, orders, injunctions or decrees at any time in the past. To the best of Mirador Diversified Services's knowledge, as it relates to compliance with laws, it is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental body, court or arbitrator relating to its properties, assets or business, the violation of which would have a material adverse effect on Mirador Diversified Services.

         2.13 Real Property. Exhibit 2.13 sets forth a copy of Mirador Diversified Service's lease. Mirador Diversified Services does not own outright the fee simple title in and to any real property. The lease is now in full force and effect, and all amounts payable thereunder have been paid. All uses of the leased real property by Mirador Diversified Services conform, in all material respects, to all the terms of the lease relating thereto.

         2.14 Agreements and Obligations; Performance. Exhibit 2.14 sets forth a list of agreements Mirador Diversified Services is a party. (The "Listed Agreements"). Other than the Listed Agreements, Mirador Diversified Services is not party to, or bound by any: (i) written or oral agreement or other contractual commitment, understanding or obligation which involved aggregate payments or receipts in excess of $1,000 (except for open purchase and sales orders in the ordinary course of business); (ii) contract, arrangement, commitment or understanding which involves aggregate payments or receipts in excess of $1,000 that cannot be canceled on thirty (30) days or less notice without penalty or premium or any continuing obligation or liability (except for open purchase and sales orders in the ordinary course of business); (iii) contractual obligation or contractual liability of any kind to any of the Mirador Diversified Services Stockholders; (iv) contract, arrangement, commitment or understanding with its customers or any officer, employee, stockholder, director, representative or agent thereof for the repurchase of products, sharing of fees, the rebating of charges to such customers, bribes, kickbacks from such customers or other similar arrangements; (v) contract for the purchase or sale of any materials, products or supplies which contain, or which commits or will commit it for a fixed term; (vi) contract of employment with any officer or employee not terminable at will without penalty or premium or any continuing obligation or liability; (vii) deferred compensation, bonus or incentive plan or agreement not cancelable at will without penalty or premium or any continuing obligation or liability; (viii) management or consulting agreement not terminable at will without penalty or premium or any continuing obligation or liability; (ix) lease for real or personal property (including borrowings thereon), license or royalty agreement; (x) union or other collective bargaining agreement; (xi) agreement, commitment or understanding relating to indebtedness for borrowed money; (xii) contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xiii) contract containing covenants limiting the freedom of Mirador Diversified Services to engage or compete in any line or business or with any person in any geographical area; (xiv) contract or option relating to the acquisition or sale of any business; (xv) voting trust agreement or similar stockholders' agreement; (xvi) option for the purchase of any asset, tangible or intangible; or (xvii) other contract, agreement, commitment or understanding which materially affects any of its properties, assets or business, whether directly or indirectly, or which was entered into other than in the ordinary course of business. A true and correct copy of each of the written Listed Agreements has been delivered to TCT. Mirador Diversified Services has in all material respects performed all obligations required to be performed by it to date under all of the Listed Agreements, is not in default in any material respect under any of the Listed Agreements and has received no notice of any default or alleged default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn.

         2.15 Permits and Licenses. Mirador Diversified Services and the Mirador Diversified Services Shareholders, to the best of their knowledge, believe that Mirador Diversified Services has all permits, licenses, orders and approvals of all federal, state, local and foreign governmental or regulatory bodies required of it to carry on its business as presently conducted; all such other permits, licenses, orders, franchises and approvals are in full force and effect, and, after reasonable inquiry, no suspension or cancellation of any of such other permits, licenses, etc. is threatened; and Mirador Diversified Services is in compliance in all material respects with all requirements, standards and procedures of the federal, state, local and foreign governmental bodies which have issued such permits, licenses, orders, franchises and approvals.

         2.16 Salary Information. Mirador Diversified Services has not paid salaries or made bonus commitments to any of its present officers or other employees or agents except as setforth in schedule 2.16.

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

         2.17 Employee Benefit Plans. Mirador Diversified Services does not maintain or make any employer contributions under any pension" or o o welfare o
o Benefit it plans, as such the Employee Retirement Income Security Act of 1974, as amended, defines term.

         2.18 No Breach. Neither the execution and delivery of this Agreement nor compliance by Mirador Diversified Services and the Mirador Diversified Services Stockholders with any of the provisions hereof, nor the consummation of the transactions contemplated hereby, will: (a) violate or conflict with any provision of the Certificate of Incorporation or By-laws of Mirador Diversified Services; (b) violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement or other document or undertaking, oral or written to which Mirador Diversified Services or any of the Mirador Diversified Services Stockholders is a party or by which any of them or any of their respective properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be obtained); (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Mirador Diversified Services pursuant to the terms of any such agreement or instrument;
(d) violate any judgment, order, injunction, decree or award against, or binding upon, Mirador Diversified Services, or upon their respective properties or assets; or (e) violate any law or regulation of any jurisdiction relating to Mirador Diversified Services, its securities, assets or properties.

         2.19 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on directly with TCT without the intervention of any broker, finder, investment banker or other third party.

Mirador Diversified Services has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement, and Mirador Diversified Services agrees to indemnify TCT against, and to hold it harmless from any claim for brokerage or similar commissions or other compensation which may be made against TCT by any third party in connection with any of the transactions contemplated hereby which claim is based upon any action by Mirador Diversified Services.

         2.20 Untrue or Omitted Facts. No representation, warranty or statement by Mirador Diversified Services or any of the Mirador Diversified Services Stockholders in this Agreement contains any untrue statement of a material fact, or omits or will omit to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limitation of the foregoing, there is no fact known to Mirador Diversified Services, after reasonable inquiry, that has had, or which may be reasonably expected to have, a materially adverse effect on Mirador Diversified Services or any of its assets, properties, operations or businesses that has not been disclosed in writing to TCT.

ARTICLE III-- Representations and Warranties of TCT.

         TCT makes the following representations and warranties to Mirador Diversified Services, each of which shall be deemed material (and Mirador Diversified Services and the Mirador Diversified Services Stockholders, in executing, delivering and consummating this Agreement, have relied and will rely upon the correctness and completeness of each of such representations and warranties):

         3.1 Valid Corporate Existences; Qualification. TCT is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power to carry on its business as now conducted and to own its assets. TCT is not qualified to conduct business as a foreign corporation in any jurisdiction, there being no jurisdiction in which failure to qualify would have a material adverse effect on TCT and its assets, properties or business, and there has not been any claim by any jurisdiction to the effect TCT is required to qualify or otherwise be authorized to do business as a foreign corporation therein. The copies of the Certificate of Incorporation (as certified by the Secretary of the State of Nevada) and By-laws (as certified by the Secretary of TCT, as the case may be) of TCT, as amended to date, which will be delivered to Mirador Diversified Services prior to the Closing, are true and complete copies of those documents as now in effect.

         3.2 Capitalization. The capitalization of TCT is fully set forth described in Schedule 1 hereto including all shares of capital; stock issuable upon exercise of warrants and other options. At the Closing there shall be no more than 8,000,000 million shares of TCT common stock outstanding on a fully diluted basis.

         3.3 Acquisition of Subsidiaries. TCT will, upon Closing of each proposed transaction, own in excess of 70% of the capital stock of each company acquired. The capitalization of these proposed transactions are fully set forth and described in Schedule 2 hereto including all shares of capital stock issuable upon exercise of warrants and other options. Schedule 3 hereto is a list identifying all record and beneficial owners of capital stock.

         3.4 Consents. No consents of governmental and other regulatory agencies, foreign or domestic, and of other third parties is required to be received by or on the part of TCT to enable it to enter into and carry out this Agreement in all material respects.

         3.5 Corporate Authority. TCT has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of TCT prior to the Closing. No other corporate proceedings on the part of TCT are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of TCT and is enforceable in accordance with its terms.

         3.6 Financial Statements, etc. The audited financial statements of TCT for the year 1999 ended December 31, 1999, copies of which have been delivered to Mirador Diversified Services, fairly represent in all material respects the financial position of TCT, including its income, expenses, assets and liabilities as of said dates and the results of its operations for such periods and were prepared in conformity with generally accepted accounting principles consistently applied throughout the periods covered thereby. An independent certified public accountant, whose report thereon is included therein, has prepared the reviewed financial statements for the year ended December 31, 1999.

         3.7 Liabilities. Except as set forth in Exhibit 3.7, as of December 31, 1999 (the TCT Balance Sheet Date), TCT had no material debts, liabilities or obligations, contingent or absolute, in excess of $1,000, other than those debts, liabilities and obligations reflected or reserved against in TCT's Balance Sheet at the Balance Sheet Date except those arising in the ordinary course of business.

         3.8 Actions since TCT's Balance sheet date. Except as set forth and reflected in this Agreement, TCT has not: (i) issued or sold, or agreed to issue or sell any of its capital stock, options, warrants, rights or calls to purchase such stock, any securities convertible or exchangeable into such capital stock or other corporate securities, or effected any subdivision or other re-capitalization affecting its capital stock; (ii) incurred any material obligation or liability, absolute or contingent, except those arising in the ordinary and usual course of its business; (iii) discharged or satisfied any lien or encumbrance, except in the ordinary and usual course of business, or paid or satisfied any liability, absolute or contingent, other than liabilities as at the TCT Balance Sheet Date and current liabilities incurred since the TCT Balance Sheet Date in the ordinary and usual course of business; (iv) made any wage or salary increases or granted any bonuses other than wage and salary increases and bonuses granted in accordance with its normal salary increase and bonus policies; (v) mortgaged, pledged or subjected to any lien, pledge, charge or other encumbrance any of its properties or assets, or permitted any of its property or assets to be subjected to any lien or other encumbrance, except in the ordinary and usual course of business; (vi) sold, assigned or transferred any of its properties or assets, except in the ordinary and usual course of business; (vii) entered into any transaction or course of conduct not in the ordinary and usual course of business; (viii) waived any rights of substantial value, or canceled, modified or waived any indebtedness for borrowed money held by it, except in the ordinary and usual course of business; (ix) declared, paid or set aside any dividends or other distributions or payments on its capital stock, or redeemed or repurchased, or agreed to redeem or repurchase, any shares of its capital stock; (x) made any loans or advances to any person, or assumed, guaranteed, endorsed or otherwise became responsible for the obligations of any person; or (xi) incurred any indebtedness for borrowed money (except for endorsement, for collection or deposit of negotiable instruments received in the ordinary and usual course of business).

         3.9 Adverse Developments. Since the TCT Balance Sheet Date, there have been no material adverse changes in the assets, properties, operations or financial condition of TCT, and no event has occurred other than in the ordinary and usual course of business which could be reasonably expected to have a materially adverse effect upon the business of TCT, and TCT, after reasonable inquiry, knows of no development or threatened development of a nature that is, or which could be reasonably expected to have a materially adverse effect upon the business of TCT, or upon any of its assets, properties, operations or financial condition.

         3.10 Taxes. All taxes, including without limitation, income property, sales, use, franchise, capital stock, excise, employees income, withholding, social security and unemployment taxes imposed by the United States, or any state, have been paid or otherwise provided for except, for Federal income tax returns which have not been filed but with respect to which no taxes will be due.

         3.11 Ownership of Assets. TCT owns outright, and has good and marketable title to all of its assets and properties reflected in the TCT Balance Sheet set forth on Exhibit, except as the same may have been disposed of in the ordinary course of business since the TCT Balance Sheet Date, free and clear of all liens, mortgages, pledges, conditional sales agreements, restrictions on transfer or other encumbrances or charges whatsoever. TCT does not own any patents, copyrights, trademarks, trade names or other similar intangible assets except as set forth on Exhibit 3.11

         3.12 Litigation; Compliance with Law. Except as set forth in Exhibit
3.12 there are no pending or threatened actions, suits, proceedings or governmental investigations relating to TCT or any of its properties, assets or business or, to the knowledge of TCT, or any order, injunction, award or decree outstanding, against TCT or against or relating to any of its properties, assets or business; and TCT, after reasonable inquiry, knows of no basis for any such action, suits or proceedings or any such governmental investigations, orders, injunctions or decrees. To the knowledge of TCT, after reasonable inquiry, TCT is not in violation of any material law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental body, court or arbitrator relating to its properties, assets or business.

         3.13 Insurance TCT does not maintain any insurance due to the nature of its business.

         3.14 Permits and Licenses. TCT has all material permits, licenses, orders and approvals of all federal, state, local and foreign governmental or regulatory bodies required of it to carry on its business as presently conducted; all such permits, licenses, orders, franchises and approvals are in full force and effect, and to the knowledge of TCT, after reasonable inquiry, no suspension or cancellation of any of such permits, licenses, etc., is threatened; and TCT is in compliance in all material respects with all requirements, standards and procedures of the federal, state, local and foreign governmental bodies which have issued such permits, licenses, orders, franchises and approvals.

         3.15 Real Property. TCT owns no real property.

         3.16 Agreements and Obligations; Performance. Exhibit 3.16 sets forth a list of agreements TCT is a party (the "Listed agreement's). Other than the Listed Agreements, TCT is not party to or bound by any: (i) written or oral agreement or other contractual commitment, understanding or obligation which involved aggregate payments or receipts in excess of $1,000 (except for purchase and sale orders in the ordinary course of business); (ii) contract, arrangement, commitment or understanding which involves aggregate payments or receipts in excess of $1,000 that cannot be canceled on thirty (30) days or less notice without penalty or premium or any continuing obligation or liability (except for purchase and sale orders in the ordinary course of business) ; (iii) contractual obligation or contractual liability of any kind to any of TCT's stockholders;
(iv) contract, arrangement, commitment or understanding with its customers or any officer, employee, stockholder, director, representative or agent thereof for the repurchase of products, sharing of fees, the rebating of charges to such customers, bribes, kickbacks from such customers or other similar arrangements;
(v) contract for the purchase or sale of any materials, products or supplies which contain, or which commits or will commit it for a fixed term; (vi) contract of employment with any officer or employee not terminable at will without penalty or premium or any continuing obligation or liability; (vii) deferred compensation, bonus or incentive plan or agreement not cancelable at will without penalty or premium or any continuing obligation or liability;
(viii) management or consulting agreement not terminable at will without penalty or premium or any continuing obligation or liability; ( ix) lease for real or personal property (including borrowings thereon), license or royalty agreement;
(x) union or other collective bargaining agreement; (xi) agreement, commitment or understanding relating to indebtedness for borrowed money; (xii) contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xiii) contract containing covenants limiting the freedom of TCT to engage or compete in any line or business or with any person in any geographical area; (xiv) contract or option relating to the acquisition or sale of any business; (xv) voting trust agreement or similar stockholders agreement; (xvi) option for the purchase of any asset, tangible or intangible; or (xvii) other contract, agreement, commitment or understanding which materially affects any of its properties, assets or business, whether directly or indirectly, or which was entered into other than in the ordinary course of business. A true and correct copy of each of the Listed Agreements has been delivered to Mirador Diversified Services. TCT has in all material respects performed all obligations required to be performed by it to date under all agreements to which it is a party and is not in default in any material respect under any of the Listed Agreements and has received no notice of any default or alleged default which has not heretofore been cured or which notice has not heretofore been withdrawn.

         3.17 Banking Arrangements. All bank accounts in the name of TCT, as of the Closing shall terminate set forth in Exhibit 3.17.

         3.18 Salary Information. TCT is not party to any employment agreements.

         3.19 Employment Benefit Plans. TCT does not maintain or make any employer contributions under any "pension " or "welfare's benefit plans", as defined by the respective meanings of Sections 3(2) and 3(1) of the Employee Retirement Income Security Act of 1974, as amended.

         3.20 No Breach. Neither the execution and delivery of this Agreement nor compliance by TCT with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will: (a) violate or conflict with any provision of the Articles of Incorporation or By-laws of TCT; (b) violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement or other document or undertaking, oral or written to which TCT or any of the TCT stockholders is a party or by which any of them or any of their respective properties or assets may be bound (except for such violations, conflicts, breaches or defaults as to which required waivers or consents by other parties have been, or will, prior to the Closing, be obtained); (c) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of TCT pursuant to the terms of any such agreement or instrument; (d) violate any judgment, order, injunction, decree or award against, or binding upon, TCT or upon their respective properties or assets; or (e) violate any law or regulation of any jurisdiction relating to TCT, its securities, assets or properties.

         3.21 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on directly by TCT with Mirador Diversified Services and the Mirador Diversified Services Stockholders, without the intervention of any broker, finder, investment banker or other third party. TCT and Dennis M. Vigouret have not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the merger and the transactions contemplated by this Agreement, and TCT agrees to indemnify and to hold harmless Mirador Diversified Services and the Mirador Diversified Services Stockholders from and against any claim for brokerage or similar commission or other compensation which may be made against Mirador Diversified Services or the Mirador Diversified Services Stockholders by any third party in connection with any of the transactions contemplated hereby, which claim is based upon any action by TCT.

         3.22 Untrue or Omitted Facts. To the knowledge of TCT, after reasonable inquiry, no representation, warranty or statement by TCT in this Agreement contains any untrue statement of a material fact, or omits or will omit to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limitation of the foregoing, there is no fact known to TCT and or Dennis M Vigouret as President of TCT, after reasonable inquiry, that has had, or which may be reasonably expected to have, a materially adverse effect on TCT or any of its assets, properties, operations or businesses and that has not been disclosed in writing to Mirador Diversified Services.

ARTICLE IV--Pre-Closing Covenants

         4.1 TCT and Mirador Diversified Services, hereby covenant to each other that, from and after the date hereof and until the Closing or earlier termination of this Agreement (the "Pre-Closing Period"):

         (a) Access. To afford to the officers, attorneys, accountants and other authorized representatives of the other free and full access, during regular business hours and upon reasonable notice, to all of its books, records, personnel and properties so that each party at its own expense, may have full opportunity to make such review, examination and investigation may desire of the others business and affairs. Each party will cause its employees, accountants and attorneys to cooperate fully with said review, Examination and investigation and to make full disclosure to the other party of all material facts affecting its financial condition and business operations.

         (b) Conduct of Business. Each party shall conduct its business only in the ordinary and usual course and make no material change in any of its business practices and policies without the prior written consent of the other, which shall not be unreasonably withheld or delayed.

         (c) Liabilities. Neither party shall incur any obligation or liability, absolute or contingent, except for those incurred in the ordinary and usual course of its business.

         (d) Preservation of Business. Each party will use its best efforts to preserve its business organization intact, to keep available the services of its present off officers, employees and consultants and to preserve its good will.

         (e) No Breach. Each party will (i) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects as of the Closing as if repeated at and as of such time, and that no material breach or default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a breach of or default respecting such covenants, representations or warranties; and (iii) promptly notify the other of any event or fact which represents or is likely to cause such a breach or default.

         (f) Legal Fees and Other Expenses. Each party shall bear their own costs and expenses if the transaction is abandoned at any time.

ARTICLE V-- Conditions Precedent to the Obligation of TCT to Close

         The obligation of TCT to enter into and complete the Closing is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived by TCT (except when the fulfillment of such condition is a requirement of law).

         5.1 Representations and Warranties. All representations and warranties of each of Mirador Diversified Services and each of the Mirador Diversified Services Stockholders contained in this Agreement and in any written statement (except financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date.

         5.2 Covenants. Mirador Diversified Services, Mirador Diversified Services Pres., shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by each of them prior to or at the Closing.

         5.3 Employee Contracts. All key employee's existing contracts with Mirador Diversified Services shall be in full force and effect.

         5.4 No Actions. No action, suit, proceeding or investigation shall have been instituted, and be continuing before a court or before or by a governmental body or agency, or shall have been threatened and be unresolved, to restrain or to prevent or to obtain damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of TCT to own the Mirador Diversified Services Stock or to operate or control the assets, properties and business of Mirador Diversified Services after the Closing Date, or which might have a materially adverse effect thereon.

         5.5 Consents; Licenses and Permits. Mirador Diversified Services and TCT shall have each obtained all consents, licenses and permits of third parties necessary for the performance by each of them of all of their respective obligations under this Agreement.

         5.6 Certificate. TCT shall have received a certificate dated the Closing Date, signed by the President and Secretary of Mirador Diversified Services as to the satisfaction of the conditions contained in Sections 5.1, 5.2, and the conditions contained in Section 5.3 required prior to the Closing.

         5.7 Additional Documents. Mirador Diversified Services and TCT shall have delivered all such other certificates and documents as TCT or its counsel may have reasonably requested.

         5.8 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement, or incidental thereto, and all other related legal matters shall have been approved as to the form and substance by counsel to TCT, which approval shall not be unreasonably withheld or delayed.


ARTICLE VI--Conditions Precedent to the Obligations of Mirador Diversified Services and the Stockholders to Close.

         The obligation of Mirador Diversified Services, Mirador Diversified Services Pres., to enter into and complete the Closing is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived by Mirador Diversified Services and the Mirador Diversified Services Stockholders (except when the fulfillment of such condition is a requirement of law).

         6.1 Representations and Warranties. All representations and warranties of TCT and contained in this Agreement and in any written statement, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date.

         6.2 Covenants. TCT shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by each of them prior to or at the Closing.

         6.3 No Actions. No action, suit, proceeding, or investigation shall have been instituted, and be continuing, before a court or by a governmental body or agency, or have been threatened, and be unresolved, by any governmental body or agency to restrain or prevent, or obtain damages in respect of, the carrying out of the transactions contemplated hereby.

         6.4 Consents; Licenses and Permits. Mirador Diversified Services, and TCT, shall have each obtained all consents, licenses and permits of third parties necessary for the performance by each of them of all of their respective obligations under this Agreement.

         6.5 Certificate. Mirador Diversified Services and the Mirador Diversified Services Stockholders shall have received a certificate dated the Closing Date, signed by the President and Secretary of TCT as to the satisfaction of the conditions contained in Sections 6.1 and 6.2.

         6.6 Additional Documents. TCT shall have delivered all such certified resolutions, certificates and documents with respect to TCT as Mirador Diversified Services, the Mirador Diversified Services Stockholders or their counsel may have reasonably requested.

         6.7 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental thereto, and all other related legal matters, shall have been approved as to form and substance by counsel to Mirador Diversified Services, which approval shall not be unreasonably withheld or delayed.

ARTICLE VII--Closing

         7.1 Location. The Closing provided for herein shall take place at the offices of Mirador or other such time and place as may be mutually agreed to by the parties hereto. Such date is referred to in this Agreement as the "Closing Date or the o o Closing. o o

         7.2 Items to be Delivered By Mirador Diversified Services and the Mirador Diversified Services Stockholders. At the Closing, Mirador Diversified Services will deliver or cause to be delivered to TCT: (a) Certificates representing the Mirador Diversified Services Stock in accordance with Section
1.1 hereof, accompanied by all instruments and documents as in the opinion of TCT's counsel shall be necessary to effect the transfer of and to vest title in and to the Mirador Diversified Services Stock in TCT, free and clear of all liens, pledges, encumbrances, charges and claims thereon; (b) The certificates required by Section 5.5; and (c) Such other certified resolutions, documents and certificates as are required to be delivered by Mirador Diversified Services and the Mirador Diversified Services Stockholders pursuant to the provisions of the Agreement.

         7.3 Items to be Delivered By TCT. At the Closing, TCT will deliver or cause to be delivered to Mirador Diversified Services: (a) Certificates evidencing the TCT Stock in accordance with Section 1.2 hereof; (b) The certificate required by Section 6.5; (c) Resignations of TCT's executive officers and Directors; and (d) Such other certified resolutions, documents and certificates as are required to be delivered by TCT pursuant to the provisions of this Agreement.

         7.4 Other Items to be Delivered By TCT. At the Closing, TCT will deliver or cause to be delivered, the Certificates evidencing TCT Stock in accordance with Section 1.1 hereof.

ARTICLE VIII--Survival of Representations

         8.1 Survival. The parties hereto agree that their respective representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing for a term of twenty-four (24) months with the exception of those regarding taxes set forth in Sections 2.10 and 3.10 which shall survive until the expiration of the respective periods within which such taxes may be assessed.

         8.2 Indemnification. TCT agrees to indemnify and hold harmless Mirador Diversified Services and each of the Mirador Diversified Services Stockholders from and against any and all obligations or liabilities, of every kind, nature and description, fixed or contingent (including, without limitation, counsel fees and expenses in connection with any action, claim or proceeding relating to such liabilities) arising out of any transaction or event commencing or occurring on or prior to the Closing Date, which is not fully disclosed or provided for in the TCT Balance Sheet, this Agreement or the several exhibits hereto, including, without limitation, any tax liabilities to the extent not so reflected or reserved against in the TCT Balance Sheet and for any liability arising out of Federal and State securities laws.

         8.3 Defense of Claims. A party entitled to Indemnification hereunder (an Indemnified Party) agrees to notify each party required to indemnify hereunder (an Indemnifying Party) with reasonable promptness of any claim asserted against it in respect of which any Indemnifying Party may be liable under this Agreement, which notification shall be accompanied by a written statement setting forth the basis of such claim and the manner of calculation thereof. An Indemnifying Party shall have the right to defend any such claim at its or his own expense and with counsel of its or his choice; provided, however, that such counsel shall have been approved by the Indemnified Party prior to engagement, which approval shall not be unreasonably withheld or delayed; and provided further, that the Indemnified Party may participate in such defense, if it so chooses, with its own counsel and at its own expense.

         8.4 Rights Without Prejudice. The rights of the parties under Article VIII are without prejudice to any other rights or remedies that it may have by reason of this Agreement or as otherwise provided by law.

ARTICLE IX--Termination and Waiver

         9.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing Date: (a) By mutual consent of the Board of Directors of TCT and Mirador Diversified Services; (b) By TCT if any of the conditions set forth in Article V hereof shall not have been fulfilled on or prior to June 3, 2000, or shall become incapable of fulfillment, and shall not have been waived; (c) By Mirador Diversified Services, Mirador Diversified Services Pres., if any of the conditions set forth in Article VI hereof shall not have been fulfilled on or prior to June 3, 2000, or shall have become incapable of fulfillment, and shall not have been waived;
(d) By either party if any legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated by this Agreement which makes it inadvisable, in the judgment of the terminating party to consummate same. In the event that this Agreement is terminated as described above, this Agreement shall be void and of no force and effect, without any liability or obligation on the part of any of the parties hereto except for any liability which may arise pursuant to Section 10.2

         9.2 Waiver. Any condition to the performance of Mirador Diversified Services and TCT, which legally may be waived on or prior to the Closing Date, may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party or parties. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party as a later time to enforce the same. No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

ARTICLE X--Miscellaneous Provisions

         10.1 Expenses. Each of the parties hereto shall bear his or its own expenses in connection herewith.

         10.2 Confidential Information. Each party agrees that such party and its representatives will hold in strict confidence all information and documents received from the other parties and, if the transactions herein contemplated shall not be consummated, each party will continue to hold such information and documents in strict confidence and will return to such other parties all such documents (including the exhibits attached to this Agreement) then in such receiving party's possession without retaining copies thereof; provided, however, that each party's obligations under this Section 10.2 to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished by the others or that become in the public domain thereafter through any means other than as a result of any act of the receiving party or of its agents, officers, directors or stockholders which constitutes a breach of this Agreement, or that are required by applicable law to be disclosed. The parties agree that the remedy at law for any breach of this
Section 10.2 will be inadequate and a non-breaching party will be entitled to injunctive relief to compel the breaching party to perform or refrain from action required or prohibited hereunder.

         10.3 Modification, Termination or Waiver. This Agreement may be amended, modified, superseded or terminated, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, but only by a written instrument executed by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same.

         10.4 Publicity. The parties agree that no publicity, release or other public announcement concerning the transactions contemplated by this Agreement shall be issued by either party without the advance approval of both the form and substance of the same by the other party and its counsel, which approval, in the case of any publicity, release or other public announcement required by applicable law, shall not be unreasonably withheld or delayed.

         10.5 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, postage prepaid, and shall be deemed given when so delivered personally, or if mailed, two days after the date of mailing, as follows:

         If to TCT to:

              Dennis M. Vigouret
              TCT Financial Group B, Inc.
              5424 Comchec Way, Unit 105
              Las Vegas, NV   891085




And if to Mirador Diversified Services, Inc. at:

              John Edward Jones
              Mirador Diversified Services, Inc.
              675 Lynnhaven Parkway 2nd Floor
              Virginia Beach, VA 23452

         The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice of any such change in the manner provided herein for giving notice.

         10.6 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto; provided, however, that no assignment of any rights or delegation of any obligations provided for herein may be made by any party without the express written consent of the other parties.

         10.7 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.

         10.8 Exhibits. All schedules and exhibits annexed hereto and the documents and instruments referred to herein or required to be delivered simultaneously herewith or at the Closing are expressly made a part of this Agreement as fully as though completely set forth herein, and all references to this Agreement herein or in any of such exhibits, documents, or instruments shall be deemed to refer to and include all such exhibits, documents and instruments.

         10.9 Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely within that State, excluding the choice of law rules thereof.

         10.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

         10.11 Section Headings. The section headings contained in this Agreement are inserted for conveniences of reference only and shall not affect the meaning or interpretation of this Agreement.

         10.12 Governmental Approvals. This agreement is subject to approval by the Securities and Exchange Commission and all such other governmental agencies that may have jurisdiction over this transaction. The parties agree to modify this agreement, providing such modification does not affect the business terms of this agreement, to conform to any such approvals.

WITNESS the execution of this Agreement as of the date first above written. Initials
TCT Financial Group B, Inc.



BY: /s/ DENNIS M. VIGOURET                 ATTEST:_____________________
    ---------------------------------------
    Dennis M. Vigouret, Chairman



BY: /s/ DAWNA BLYLEVEN                     ATTEST:_____________________
    ---------------------------------------
    Dawna Blyleven, Corporate Secretary


Mirador Diversified Services, Inc.:


BY: /s/ JOHN EDWARD JONES                   ATTEST:______________________
    ---------------------------------------
    John Edward Jones
    Mirador Diversified Services, President


BY: /s/ LINDA REYNELL                       ATTEST:______________________
    ---------------------------------------
    Linda Raynell
    Mirador Diversified Services, Secretary

           MIRADOR DIVERSIFIED SERVICES, INC. PRELIMIN 1999 PROFORMA
                                   BALANCE SHEET
                             AS OF DECEMBER 31, 1999


                                                                     Dec 31, '99
                                                                     -----------
ASSETS
  Current Assets
    Other Current Assets
      Current Assets                                                  14,143,247
                                                                      ----------

    Total Other Current Assets                                        14,143,247
                                                                      ----------

  Total Current Assets                                                14,143,247

  Fixed Assets
    Fixed Assets                                                         658,054
                                                                      ----------
  Total Fixed Assets                                                     658,054

  Other Assets
    Other Assets                                                         105,626
                                                                      ----------
  Total Other Assets                                                     105,626
                                                                      ----------

TOTAL ASSETS                                                          14,906,927
                                                                      ==========

LIABILITIES & EQUITY
  Liabilities
    Current Liabilities
      Other Current Liabilities
        Current Liabilities                                            9,949,577
                                                                      ----------
      Total Other Current Liabilities                                  9,949,577
                                                                      ----------

    Total Current Liabilities                                          9,949,577

    Long Term Liabilities
      Long Term Liabilities                                               41,407
                                                                      ----------
    Total Long Term Liabilities                                           41,407
                                                                      ----------

  Total Liabilities                                                    9,990,984

  Equity
    Opening Bal Equity                                                 1,649,576
    Net Income                                                         3,266,367
                                                                      ----------
  Total Equity                                                         4,915,943
                                                                      ----------

TOTAL LIABILITIES & EQUITY                                            14,906,927
                                                                      ==========

           MIRADOR DIVERSIFIED SERVICES, INC. PRELIMIN 1999 PROFORMA
                                PROFIT AND LOSS
                         JANUARY THROUGH DECEMBER 1999

                                                            Jan - Dec '99
                                                            -------------
Ordinary Income/Expense
  Income
    Gross 1999 Income
      ACM Total Income                                            422,446
      Allstate Total Income                                     1,150,748
      AMM Total Income
        Aaction Total Income                                      369,503
        AMM Total Income - Other                                  626,307
                                                            -------------
      Total AMM Total Income                                      995,810

      MAM Annualized Income                                       643,062
      MLA Annualized Revenue                                    7,596,213
      MRA Total Income                                            555,489
      UM Total Income                                           1,044,183
      UMI Total Income
        UMI Banker Gain                                         1,640,975
        UMI Total Income - Other                                1,027,682
                                                            -------------
      Total UMI Total Income                                    2,668,657
                                                            -------------

  Total Gross 1999 Income                                      15,076,608
                                                            -------------

Total Income                                                   15,076,608

Expense
  1999 Operating Expense
    ACM Total Expenses
      ACM Payroll Adjustment                                      -75,000
      ACM Total Expenses  - Other                                 429,028
                                                            -------------
    Total ACM Total Expenses                                      354,028

    Allstate Total Operating Expens                             1,172,507
    AMM Total Operating Expense
      Aaction Total Expense                                       354,801
      AMM Total Operating Expense - Other                         671,505
                                                            -------------
    Total AMM Total Operating Expense                           1,026,306

    MAM Annualized Expenses
      MAM Payroll Adjustment                                      -75,000
      MAM Annualized Expenses - Other                             611,926
                                                            -------------
    Total MAM Annualized Expenses                                 536,926

    MLA Annualized Operating Exp                                6,572,204
    MRA Total Operating Expense
       MRA Payroll Adjustment                                    -150,000
       MRA Total Operating Expense - Other                        524,022
                                                            -------------
    Total MRA Total Operating Expense                             374,022

    UM Total Operating Expense                                    911,067

           MIRADOR DIVERSIFIED SERVICES, INC. PRELIMIN 1999 PROFORMA
                                PROFIT AND LOSS
                         JANUARY THROUGH DECEMBER 1999

                                                                Jan - Dec '99
                                                                -------------
        UMI Total Operating Expense
           UMI Colorado Efficiencies                                -135,000
           UMI Payroll Adjustment                                   -250,000
           UMI Total Operating Expense - Other                     1,248,181
                                                                 -----------
        Total UMI Total Operating Expense                            863,181
                                                                 -----------
      Total 1999 Operating Expense                                11,810,240
                                                                 -----------
    Total Expense                                                 11,810,240
                                                                 -----------
  Net Ordinary Income                                              3,266,367
                                                                 -----------
Net Income                                                         3,266,367
                                                                 ===========

MIRADOR DIVERSIFIED SERVICES, INC.  1999 PRELIMINARY PROFORMA
  PROFIT AND LOSS
  BALANCE SHEET
  AS OF DECEMBER 31, 1999


NOTES:

1. All Balance Sheet and Income & Expense information is based on PRELIMINARY information provided by the individual companies. This information is compiled for management use only, and does not contain adjustments that would normally be included in any presentation to readers not part of the respective management groups. Adjustments for accruals, non-cash items, asset and/or liability allocations, etc. are rarely included in this form of management presentation, and the use of this information by non-management is highly cautioned.

2. The source for the information presented is as follows:

ACM = American Capital Mortgage: full year Income/Expense Statement ending
      12/31/99
      Balance Sheet as of 12/31/99

Allstate = Allstate Mortgage: full year Income/Expense Statement ending 12/31/99
      Balance Sheet as of 12/31/99

AMM = America's Mortgage Mart: full year Income/Expense Statement ending
      12/31/99, including revenue from Aaction Mortgage which was acquired December 1999.
      Balance Sheet as of 12/31/99

MAM = Mid-America Mortgage: ANNUALIZED 12 month statement Balance Sheet and
      Income/Expense based on 10 month statement from February 1 to November 30,1999.

MLA = Mortgage Lending of America: ANNUALIZED 12 month statement Balance Sheet and Income/Expense based on 9 month statement from January 1 to September 30, 1999.

MRA = Mortgage Resource Associates: full year Income/Expense Statement ending
      12/31/99.
      Balance Sheet as of 12/31/99

NATCAP = NATCAP Mortgage: Balance Sheet as of 10/31/98
      Income/Expense NOT included since only the assets of this operation are being acquired

UM = University Mortgage: full year Income/Expense Statement ending 12/31/99 Balance Sheet NOT included since the assets of this operation are not being acquired

UMI = United Mortgagee: Balance Sheet ending December 31, 1999
      Income/Expense statement for June 1 to December 31, 1999 ANNUALIZED
      Note: Income/Expense Statement contains extraordinary expenses related to the prior management and subsequent write-off of non-performing income and non-continuing expense items. Payroll expense has been adjusted downwards by $250,000 but other items also require adjustment and as such the actual accounting basis considerably exaggerates the expenses while minimizing the income.

3. Expenses have been reduced for anticipated savings within the Colorado operations, which we estimate rent to be reduced by $60,000 annually and Administrative efficiencies to produce another $75,000 in expense reductions.

4. Payroll at American Capital Mortgage, Mid America Mortgage, and Mortgage Resource Associates can be reduced by $75,000, $75,000, and $150,000, respectively, to reflect conversion to prior management salaries to new salary structure.

5. Income includes estimated net gain to UMI as a Mortgage Banker, to include gains from Service Release and Yield Spread Premiums, and additional fees charged to customer at closing which can be retained by UMI. We calculate this revenue gain to be $1,640,975 to which we have added the $125,000 in savings outlined in #3 and the $300,000 savings in #4. Note that Banker gain is based on combined net revenues for all companies except Mortgage Lending of America, since they currently operate as a Mortgage Banker.

Printed May 19, 2000

                              SCHEDULE OF EXHIBITS

Exhibit
2.1    Mirador Corporate Documents
2.6    1999 Mirador financial Statements
2.13   Mirador Lease
2.14   List of Mirador Agreements
2.16   Salaries/employment
3.7    TCT Liabilities
3.11   TCT intellectual property
3.12   Pending Litigation
3.16   TCT Agreements
3.17   TCT Bank Accounts


Schedule
1      TCT Capitalization
2      Capitalization of  Mirador Acquisitions
3      TCT beneficial owners